Exhibit 99.1

Southland Announces Third Quarter 2024 Results

GRAPEVINE, Texas, November 12, 2024 – Southland Holdings, Inc. (NYSE American: SLND and SLND WS) (“Southland”), a leading provider of specialized infrastructure construction services, today announced financial results for the quarter ended September 30, 2024.

●	Revenue of $173.3 for the quarter ended September 30, 2024, compared to $312.5 million for the quarter ended September 30, 2023.

●	Gross loss of $51.1 million for the quarter ended September 30, 2024, compared to $29.5 million in gross profit for the quarter ended September 30, 2023.

●	Net loss attributable to stockholders of $54.7 million, or $(1.14) per share for the quarter ended September 30, 2024, compared to a net income attributable to stockholders of $3.8 million, or $0.08 per share for the quarter ended September 30, 2023.

●	EBITDA of $(58.7) million for the quarter ended September 30, 2024, compared to $22.3 million for the quarter ended September 30, 2023.(1)

●	Backlog of $2.74 billion, compared to $2.54 billion as of September 30, 2023.(1)

(1)	Please refer to “Non-GAAP Measures” and reconciliations for our non-GAAP financial measures, including, “EBITDA” and “Backlog”

Southland’s President & Chief Executive Officer, Frank Renda, said, “While this quarter was disappointing due to legacy project impacts, I remain very confident in Southland’s long-term outlook. We finished the quarter with the highest quarter end cash balance we have had since becoming a public company and backlog of $2.7 billion. This positions us to capitalize on a promising pipeline of opportunities as demand for our services continues to be robust.”

2024 Third Quarter Results

Condensed Consolidated Statements of Operations (unaudited)

	Three Months Ended
(Amounts in thousands)	September 30, 2024	September 30, 2023
Revenue	$173,320	$312,472
Cost of construction	224,425	282,943
Gross profit (loss)	(51,105)	29,529
Selling, general, and administrative expenses	17,492	15,247
Operating income (loss)	(68,597)	14,282
Gain (loss) on investments, net	5	(21)
Other income, net	841	2,151
Interest expense	(7,520)	(6,231)
Earnings (losses) before income taxes	(75,271)	10,181
Income tax expense (benefit)	(17,142)	5,390
Net income (loss)	(58,129)	4,791
Net income (loss) attributable to noncontrolling interests	(3,402)	991
Net income (loss) attributable to Southland Stockholders	$(54,727)	$3,800

Net income (loss) per share attributable to common stockholders
Basic(1)	$(1.14)	$0.08
Diluted(1)	$(1.14)	$0.08
Weighted average shares outstanding
Basic(1)	48,105,512	47,856,114
Diluted(1)	48,105,512	47,872,042

(1)	Basic net income (loss) per share is the same as diluted net loss per share attributable to common stockholders for the three months ended September 30, 2024, because the inclusion of potential shares of common stock would have been anti-dilutive.

Revenue for the three months ended September 30, 2024, was $173.3 million, a decrease of $139.2 million, or 44.5%, compared to the three months ended September 30, 2023. Materials & Paving business contributed $17.5 million to revenue in the three months ended September 30, 2024.

Gross loss for the three months ended September 30, 2024, was $51.1 million, compared to gross profit of $29.5 million for the three months ended September 30, 2023. Gross margin decreased from 9.5% to (29.5)% for the three months ended September 30, 2024, compared to the three months ended September 30, 2023. Materials & Paving business negatively impacted gross loss by $18.3 million in the three months ended September 30, 2024.

Selling, general, and administrative costs for the three months ended September 30, 2024, were $17.5 million, an increase of $2.2 million, or 14.7%, compared to the three months ended September 30, 2023. Selling, general, and administrative costs as a percent of revenue were 10.1% for the three months ended September 30, 2024, compared to 4.9% for the three months ended September 30, 2023.

Condensed Consolidated Statements of Operations (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2024	September 30, 2023
Revenue	$712,929	$844,228
Cost of construction	783,635	829,550
Gross profit (loss)	(70,706)	14,678
Selling, general, and administrative expenses	47,566	47,266
Operating loss	(118,272)	(32,588)
Loss on investments, net	(18)	(3)
Other income, net	2,430	23,559
Interest expense	(19,895)	(13,790)
Losses before income taxes	(135,755)	(22,822)
Income tax benefit	(32,796)	(11,446)
Net loss	(102,959)	(11,376)
Net income (loss) attributable to noncontrolling interests	(1,749)	2,314
Net loss attributable to Southland Stockholders	$(101,210)	$(13,690)

Net loss per share attributable to common stockholders
Basic(1)	$(2.11)	(0.29)
Diluted(1)	$(2.11)	(0.29)
Weighted average shares outstanding
Basic(1)	48,020,822	46,771,938
Diluted(1)	48,020,822	46,771,938

(1)	Basic net loss per share is the same as diluted net loss per share attributable to common stockholders for the nine months ended September 30, 2024, and September 30, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the periods presented.

Revenue for the nine months ended September 30, 2024, was $712.9 million, a decrease of $131.3 million, or 15.6%, compared to the nine months ended September 30, 2023. Materials & Paving business contributed $65.0 million to revenue in the nine months ended September 30, 2024.

Gross loss for the nine months ended September 30, 2024, was $70.7 million, compared to gross profit of $14.7 million for the nine months ended September 30, 2023. Gross margin decreased from 1.7% to (9.9)% for the nine months ended September 30, 2024, compared to the nine months ended September 30, 2023. Materials & Paving business negatively impacted gross loss by $75.4 million in the nine months ended September 30, 2024.

Selling, general, and administrative costs for the nine months ended September 30, 2024, were $47.6 million, an increase of $0.3 million, or 0.6%, compared to the nine months ended September 30, 2023. Selling, general, and administrative costs as a percent of revenue were 6.7% for the nine months ended September 30, 2024, compared to 5.6% for the nine months ended September 30, 2023.

Segment Revenue

	Three Months Ended
(Amounts in thousands)	September 30, 2024		September 30, 2023
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$55,849	32.2%	$90,708	29.0%
Transportation	117,471	67.8%	221,764	71.0%
Total revenue	$173,320	100.0%	$312,472	100.0%

	Nine Months Ended
(Amounts in thousands)	September 30, 2024		September 30, 2023
		% of Total		% of Total
Segment	Revenue	Revenue	Revenue	Revenue
Civil	$219,490	30.8%	$229,264	27.2%
Transportation	493,439	69.2%	614,964	72.8%
Total revenue	$712,929	100.0%	$844,228	100.0%

Segment Gross Profit (Loss)

	Three Months Ended
(Amounts in thousands)	September 30, 2024		September 30, 2023
		% of Segment	Gross	% of Segment
Segment	Gross Loss	Revenue	Profit	Revenue
Civil	$(18,336)	(32.8)%	$12,465	13.7%
Transportation	(32,769)	(27.9)%	17,064	7.7%
Gross profit (loss)	$(51,105)	(29.5)%	$29,529	9.5%

	Nine Months Ended
(Amounts in thousands)	September 30, 2024		September 30, 2023
		% of Segment	Gross	% of Segment
Segment	Gross Profit	Revenue	Profit	Revenue
Civil	$8,694	4.0%	$27,137	11.8%
Transportation	(79,400)	(16.1)%	(12,459)	(2.0)%
Gross profit (loss)	$(70,706)	(9.9)%	$14,678	1.7%

Adjusted EBITDA Reconciliation

	Three Months Ended		Nine Months Ended
(Amounts in thousands)	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss) attributable to Southland Stockholders	$(54,727)	$3,800	$(101,210)	$(13,690)
Depreciation and amortization	5,776	7,968	16,925	24,704
Income tax expense (benefit)	(17,142)	5,390	(32,796)	(11,446)
Interest expense	7,520	6,231	19,895	13,790
Interest income	(167)	(1,060)	(527)	(1,358)
EBITDA	(58,740)	22,329	(97,713)	12,000
Transaction related costs	-	-	-	1,594
Contingent earnout consideration non-cash expense reversal	-	-	-	(20,689)
Adjusted EBITDA	$(58,740)	$22,329	$(97,713)	$(7,095)

Backlog

(Amounts in thousands)
Balance December 31, 2023	$2,834,966
New contracts, change orders, and adjustments	615,151
Less: contract revenue recognized in 2024	(712,928)
Balance September 30, 2024	$2,737,189

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share Attributable to Common Stock Reconciliation

	Three Months Ended		Nine Months Ended
(Amounts in thousands except shares and per share data)	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Reconciliation of adjusted net loss attributable to common stock:
Net income (loss) attributable to common stock (GAAP as reported)	$(54,727)	$3,800	$(101,210)	$(13,690)
Adjustments:
Transaction related costs	-	-	-	1,594
Contingent earnout consideration non-cash expense	-	-	-	(20,689)
Income tax impact of adjustments(1)	-	-	-	(311)
Adjusted net income (loss) attributable to common stockholders	$(54,727)	$3,800	$(101,210)	$(33,096)

Weighted average shares outstanding for diluted and adjusted diluted earnings per share(2)	48,105,512	47,872,042	48,020,822	46,771,938

Diluted income (loss) per share attributable to common stock(2)	$(1.14)	$0.08	$(2.11)	$(0.29)
Adjusted diluted income (loss) per share attributable to common stock(2)	$(1.14)	$0.08	$(2.11)	$(0.71)

(1)	The income tax impact of adjustments that are subject to tax is determined using the incremental statutory tax rates of the jurisdictions to which each adjustment relates for the respective periods.
(2)	Basic net income (loss) per share is the same as diluted net income (loss) per share attributable to common stockholders for the three and nine months ended September 30, 2024, and the nine months ended September 30, 2023, because the inclusion of potential shares of common stock would have been anti-dilutive for the periods presented.

Condensed Consolidated Balance Sheets (unaudited)

	As of
(Amounts in thousands, except share and per share data)	September 30, 2024	December 31, 2023
ASSETS
Current assets
Cash and cash equivalents	$91,378	$49,176
Restricted cash	15,370	14,644
Accounts receivable, net	193,124	194,869
Retainage receivables	108,651	109,562
Contract assets	456,176	554,202
Other current assets	19,223	20,083
Total current assets	883,922	942,536

Property and equipment, net	114,034	102,150
Right-of-use assets	13,584	12,492
Investments - unconsolidated entities	125,588	121,648
Investments - limited liability companies	2,590	2,590
Investments - private equity	3,095	3,235
Deferred tax asset	39,334	11,496
Goodwill	1,528	1,528
Intangible assets, net	1,418	1,682
Other noncurrent assets	1,701	1,711
Total noncurrent assets	302,872	258,532
Total assets	$1,186,794	$1,201,068

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$164,897	$162,464
Retainage payable	35,954	40,950
Accrued liabilities	101,939	124,667
Current portion of long-term debt	43,072	48,454
Short-term lease liabilities	8,829	14,081
Contract liabilities	243,505	193,351
Total current liabilities	598,196	583,967

Long-term debt	275,237	251,906
Long-term lease liabilities	6,085	5,246
Deferred tax liabilities	1,952	2,548
Long-term accrued liabilities	58,075	49,109
Financing obligations, net	41,464	-
Other noncurrent liabilities	47,751	47,728
Total long-term liabilities	430,564	356,537
Total liabilities	1,028,760	940,504

Commitment and contingencies (Note 7)

Stockholders’ equity
Preferred stock, $0.0001 par value, authorized 50,000,000 shares, none issued and outstanding as of September 30, 2024 and December 31, 2023	-	-
Common stock, $0.0001 par value, authorized 500,000,000 shares, 48,105,512 and 47,891,984 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	5	5
Additional paid-in-capital	271,798	270,330
Accumulated deficit	(120,463)	(19,253)
Accumulated other comprehensive loss	(2,276)	(1,460)
Total stockholders’ equity	149,064	249,622
Noncontrolling interest	8,970	10,942
Total equity	158,034	260,564
Total liabilities and equity	$1,186,794	$1,201,068

Condensed Consolidated Statement of Cash Flows (unaudited)

	Nine Months Ended
(Amounts in thousands)	September 30, 2024	September 30, 2023
Cash flows from operating activities:
Net loss	$(102,959)	$(11,376)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	16,925	24,704
Loss on extinguishment of debt	246	-
Deferred taxes	(28,379)	(22,148)
Change in fair value of earnout liability	-	(20,689)
Share based compensation	1,674	484
Gain on sale of assets	(3,279)	(118)
Foreign currency remeasurement gain	(53)	(37)
Loss (earnings) from equity method investments	2,453	(5,102)
TZC investment present value accretion	(3,367)	(1,828)
Loss on trading securities, net	18	3
Changes in assets and liabilities:
Accounts receivable	2,196	(69,471)
Contract assets	97,801	(4,376)
Other current assets	859	1,564
Right-of-use assets	(1,096)	4,034
Accounts payable and accrued liabilities	(22,659)	20,584
Contract liabilities	50,115	53,048
Operating lease liabilities	1,227	(3,991)
Other	520	(1,873)
Net cash provided by (used in) operating activities	12,242	(36,588)

Cash flows from investing activities:
Purchase of property and equipment	(6,210)	(7,475)
Proceeds from sale of property and equipment	4,453	7,461
Contributions to other investments	(59)	-
Distributions from other investments	181	47
Distributions from investees	4,183	-
Capital contribution to unconsolidated investments	(250)	(540)
Net cash provided by (used in) investing activities	2,298	(507)

Cash flows from financing activities:
Borrowings on revolving credit facility	5,000	3,000
Payments on revolving credit facility	(95,000)	(8,000)
Borrowings on notes payable	167,784	115,355
Payments on notes payable	(80,613)	(111,908)
Proceeds from financing obligations	42,500	-
Payments of deferred financing costs	(5,468)	(578)
Pre-payment premium	(246)	-
Advances from related parties	-	425
Payments to related parties	-	(4)
Payments on finance lease and financing obligations	(5,314)	(3,538)
Distribution to members	-	(110)
Payment of taxes related to net share settlement of RSUs	(206)	-
Proceeds from merger of Legato II and Southland Holdings, LLC	-	17,088
Net cash provided by financing activities	28,437	11,730

Effect of exchange rate on cash	(49)	126

Net increase (decrease) in cash and cash equivalents and restricted cash	42,928	(25,239)
Beginning of period	63,820	71,991
End of period	$106,748	$46,752

Supplemental cash flow information
Cash paid for income taxes	$1,079	$3,033
Cash paid for interest	$18,886	$12,704
Non-cash investing and financing activities:
Lease assets obtained in exchange for new leases	$9,881	$8,529
Assets obtained in exchange for notes payable	$23,286	$8,626
Related party payable exchanged for note payable	$3,797	$-
Issuance of post-merger earn out shares	$-	$35,000
Dividend financed with notes payable	$-	$50,000

Conference Call

Southland will host a conference call at 10:00 a.m. Eastern Time on Wednesday, November 13, 2024. The call may be accessed here, or at southlandholdings.com. Following the conference call, a replay will be available on Southland’s website.

About Southland

Southland is a leading provider of specialized infrastructure construction services. With roots dating back to 1900, Southland and its subsidiaries form one of the largest infrastructure construction companies in North America, with experience throughout the world. The company serves the bridges, tunnelling, communications, transportation and facilities, marine, steel structures, water and wastewater treatment, and water pipeline end markets. Southland is headquartered in Grapevine, Texas.

For more information, please visit Southland’s website at southlandholdings.com.

Non-GAAP Financial Measures

This press release includes certain unaudited financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including but not limited to earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), backlog, adjusted net income (loss), adjusted net income (loss) per share and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Southland believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Southland’s financial condition and results of operations. Southland also believes that these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Please see the accompanying tables for reconciliations of the following non-GAAP financial measures for Southland’s current and historical results: adjusted net income (loss) per share attributable to common stock (a non-GAAP financial measure) to net income (loss) per share attributable to common stock; and adjusted net income (loss) attributable to common stock, and Adjusted EBITDA (non-GAAP financial measures) to net income (loss) attributable to common stock.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Southland’s current beliefs, expectations and assumptions regarding the future of Southland’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Southland’s control. Southland’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Any forward-looking statement made by Southland in this press release is based only on information currently available to Southland and speaks only as of the date on which it is made. Southland undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Southland Contacts:

Cody Gallarda

EVP, Chief Financial Officer

cgallarda@southlandholdings.com

Alex Murray

Corporate Development & Investor Relations

amurray@southlandholdings.com